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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.


                               September 10, 2004
            ---------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                ACETO CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      New York                      0-4217                     11-1720520
 ------------------         ------------------------         ----------------
     (State of              (Commission File Number)          (IRS Employer
   Incorporation)                                             I.D. Number)


                           One Hollow Lane, Suite 201
                          Lake Success, New York 11042
                                 (516) 627-6000
                                 ---------------
                          (Address and telephone number
                         of principal executive offices)


                                 with copies to:

                                Hank Gracin, Esq.
                               Lehman & Eilen, LLP
                         50 Charles Lindbergh Boulevard
                                    Suite 505
                               Uniondale, NY 11553
                               Tel: (516) 222-0888
                               Fax: (516) 222-0948


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Item 12. Results of Operations and Financial Condition

         On September 10, 2004, Aceto Corporation, a New York corporation (the "Registrant") issued the attached press release that included financial information for its fourth quarter and fiscal year ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release shall not be deemed incorporated by reference into any of the Registrant's registration statements filed with the Commission.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        ACETO CORPORATION
                                                        (Registrant)

September 10, 2004                               By: /S/ LEONARD S. SCHWARTZ
                                                     ------------------------
                                                     Leonard S. Schwartz,
                                                     Chairman, President and
                                                     Chief Executive Officer